EXHIBIT 1.1(I)

FORM OF
INTERCOMPANY SUBORDINATION AGREEMENT
THIS INTERCOMPANY SUBORDINATION AGREEMENT (the "Agreement"), dated May 9, 2016, is made by and among the entities listed on the signature page hereto and each of the Persons who subsequently join this Agreement pursuant to Section 11 hereof (each being individually referred to herein as a "Company" and collectively as the "Companies") for the benefit of PNC Bank, National Association, as administrative agent for the Lenders (as defined in the Credit Agreement (as hereinafter defined)) (in such capacity, the "Administrative Agent").
W I T N E S S E T H:
WHEREAS, each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in that certain Credit Agreement, dated of even date herewith (as may be amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among Black Box Corporation, a Delaware corporation (the "Borrower"), the Guarantors (as defined therein) party thereto from time to time, the Lenders (as defined therein) party thereto from time to time (the "Lenders"), and the Administrative Agent; and
WHEREAS, pursuant to the Credit Agreement and the other Loan Documents, the Lenders intend to make Loans to and issue Letters of Credit for the account of the Borrower; and
WHEREAS, subject to any limitations set forth in the Credit Agreement, the Loan Parties are or may become indebted to each other Company (the Indebtedness of each of the Loan Parties to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the "Intercompany Indebtedness"); and
WHEREAS, the obligations of the Lenders to maintain the Commitments and make Loans to the Borrower and issue Letters of Credit from time to time are subject to the condition, among others, that the Companies subordinate the Intercompany Indebtedness to the Obligations (collectively, the "Senior Debt") in the manner set forth herein.
NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:
1.Intercompany Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Intercompany Indebtedness shall be subordinate and subject in right of payment to the Payment in Full of all Senior Debt pursuant to the provisions contained herein.
2.    Payment Over of Proceeds Upon Bankruptcy, Etc. Upon any distribution of assets of any Loan Party in connection with (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith,

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relative to any such Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any such Loan Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshaling of assets and liabilities of any such Loan Party (a Loan Party distributing assets as set forth herein being referred to in such capacity as a "Distributing Loan Party"), then and in any such event, the Administrative Agent shall be entitled to receive, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, Payment in Full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Intercompany Indebtedness owed by the Distributing Loan Party is entitled to receive any payment on account of the principal of or interest on such Intercompany Indebtedness, and to that end, the Administrative Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Indebtedness owed by the Distributing Loan Party in any such case, proceeding, dissolution, liquidation or other winding up event.
If, notwithstanding the foregoing provisions of this Section, upon the occurrence of any event described in clauses (a) through (c) above a Company which is owed Intercompany Indebtedness by a Distributing Loan Party shall have received any payment or distribution of assets from the Distributing Loan Party of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.
3.    No Commencement of Any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Lenders and the Administrative Agent in commencing any proceeding referred to in the first paragraph of Section 2 against any Loan Party which owes it any Intercompany Indebtedness.
4.    Prior Payment of Senior Debt Upon Acceleration of Intercompany Indebtedness. If any portion of the Intercompany Indebtedness owed by any Loan Party becomes or is declared due and payable before its stated maturity upon the occurrence of any event described in clauses (a) through (c) above, then and in such event the Lenders shall be entitled to receive Payment in Full of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Intercompany Indebtedness is entitled to receive any payment thereon.

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If, notwithstanding the foregoing, any Loan Party shall make any payment of the Intercompany Indebtedness prohibited by the foregoing provisions of this Section, such payment shall be paid over and delivered forthwith to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear.
5.    No Payment When Senior Debt in Default. If any Event of Default shall have occurred and be continuing, or such an Event of Default would result from or exist after giving effect to a payment with respect to any portion of the Intercompany Indebtedness, unless the Administrative Agent shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by any Loan Party owing such Intercompany Indebtedness on account of principal or interest on any portion of the Intercompany Indebtedness.
If, notwithstanding the foregoing, any Loan Party shall make any payment of the Intercompany Indebtedness prohibited by the foregoing provisions of this Section, such payment shall be paid over and delivered forthwith to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear.
The provisions of this Section shall not apply to any payment with respect to which Section 2 hereof would be applicable.
6.    Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Loan Parties, at any time except during the pendency of any of the conditions described in Sections 2 and 4 hereof, from making payments of principal of or interest on any portion of the Intercompany Indebtedness, or retaining any money deposited with any Company for the payment of or on account of the principal of or interest on the Intercompany Indebtedness.
7.    Rights of Subrogation. Each Company agrees that no payment or distribution to the Administrative Agent or the Lenders pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until Payment in Full.
8.    Instruments Evidencing Intercompany Indebtedness. Each Loan Party shall cause each instrument, if any, executed by such Loan Party which now or hereafter evidences all or a portion of the Intercompany Indebtedness to be conspicuously marked as follows:
"This instrument is subject to the terms of an Intercompany Subordination Agreement, dated May 9, 2016, in favor of PNC Bank, National Association, as Administrative Agent for the Lenders referred to therein, which Intercompany Subordination Agreement is incorporated herein by reference. Payment on account of the principal thereof or interest thereon shall be subject to the express terms of said Intercompany Subordination Agreement."
Each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.
9.    Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Administrative Agent and

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the Lenders, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Administrative Agent and the Lenders, the obligation of the Companies to each other to pay the principal of and interest on the Intercompany Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Administrative Agent and the Lenders, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Intercompany Indebtedness is created, subject to the rights, if any, under this Agreement of the Administrative Agent and the Lenders to receive cash, property or securities otherwise payable or deliverable with respect to the Intercompany Indebtedness.
10.    No Implied Waivers of Subordination. No right of the Administrative Agent or any Lender to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by the Administrative Agent or any Lender, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Intercompany Indebtedness is created, regardless of any knowledge thereof the Administrative Agent or any Lender may have or be otherwise charged with. Each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or Commitments in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or to compromise, the obligations of the other Companies with respect to their Intercompany Indebtedness, other than by means of payment of such Intercompany Indebtedness according to its terms, without the prior written consent of the Administrative Agent.
Without in any way limiting the generality of the foregoing paragraph, the Administrative Agent or any of the Lenders may, at any time and from time to time, without the consent of or notice to any Company except to the extent provided in the Credit Agreement, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Administrative Agent and the Lenders, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt, if any; (iii) release any Person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other Person.
11.    Joinder. Any Subsidiary of the Loan Parties formed or acquired in accordance with Section 7.2.9 or Section 7.2.6 of the Credit Agreement that is not required to execute a Guarantor Joinder pursuant to Section 10.15 of the Credit Agreement shall execute and deliver a joinder to this Agreement in substantially the form of Exhibit A attached hereto (in each case, a "Subsidiary Joinder"). Upon the execution and delivery by (i) any other Person of a Guarantor Joinder or (ii) any Person of a Subsidiary Joinder, as applicable, such Person shall become a "Company" hereunder with the same force and effect as if it were originally a party to this Agreement and named as a "Company" on the signature pages hereto. The execution and delivery of any such Guarantor Joinder or Subsidiary Joinder shall not require the consent of any other Company hereunder, and the rights

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and obligations of each Company hereunder shall remain in full force and effect notwithstanding the addition of any new Company as a party to this Agreement.
12.    Continuing Force and Effect. This Agreement shall continue in force for so long as any portion of the Senior Debt remains unpaid and any Commitments under the Credit Agreement remain outstanding, it being contemplated that this Agreement be of a continuing nature.
13.    Expenses. The Loan Parties unconditionally and jointly and severally agree upon demand to pay to the Administrative Agent and the Lenders the amount of any and all reasonable out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of counsel, which the Administrative Agent or any of the Lenders may incur in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder, or (c) the failure by the Companies to perform or observe any of the provisions hereof.
14.    Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
15.    Governing Law. This Agreement shall be a contract under the internal Laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the internal Laws of the Commonwealth of Pennsylvania without giving effect to its principles of conflict of laws.
16.    Successors and Assigns. This Agreement shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, as permitted in the Credit Agreement, and the obligations of the Companies shall be binding upon their respective successors and assigns. The duties and obligations of the Companies may not be delegated or transferred by the Companies without the written consent of the Required Lenders and any such delegation or transfer without such consent shall be null and void. Except to the extent otherwise required by the context of this Agreement, the word "Lenders" when used herein shall include, without limitation, any holder of a Note or an assignment of rights therein originally issued to a Lender under the Credit Agreement, and each such holder of a Note or assignment shall have the benefits of this Agreement to the same extent as if such holder had originally been a Lender under the Credit Agreement.
17.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e‑mail shall be effective as delivery of a manually executed counterpart of this Agreement.
18.    Attorneys-in-Fact. Each of the Companies hereby authorizes and empowers the Administrative Agent, at its election and in the name of either itself, for the benefit of the

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Administrative Agent and the Lenders as their respective interests may appear, or in the name of each such Company as is owed Intercompany Indebtedness, after the occurrence and during the continuation of an Event of Default, to execute and file proofs and documents and take any other action the Administrative Agent may deem advisable to completely protect the Administrative Agent's and the Lenders' interests in the Intercompany Indebtedness and their right of enforcement thereof, and to that end each of the Companies hereby irrevocably makes, constitutes and appoints the Administrative Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement, and taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by the Administrative Agent, its officers, employees or agents pursuant to the foregoing power of attorney.
19.    Application of Payments. In the event any payments are received by the Administrative Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.
20.    Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Lenders, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Administrative Agent on behalf of the Lenders at law may not fully compensate the Administrative Agent on behalf of the Lenders for the damages they may suffer in the event of a breach hereof.
21.    Consent to Jurisdiction, Waiver of Jury Trial. Each of the Companies hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania sitting in Allegheny County and the United States District Court for the Western District of Pennsylvania, waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Companies at the addresses referred to in Section 22 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Each of the Companies waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO

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ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDERS TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS.
22.    Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Administrative Agent or the Lenders in accordance with the provisions of this Agreement shall be given or made as provided in Section 10.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement (and for such purposes, notices to be sent to any Company may be sent to any Loan Party in accordance with the provisions of such Section 10.5).
23.    Power of Attorney Acknowledgment. Each Company acknowledges and agrees that (a) this Agreement contains one or more provisions authorizing the Administrative Agent or other Persons, as applicable (the Administrative Agent and such other Persons, acting in such capacity, are each an "Authorized Person"), to act as such Company’s attorney-in-fact or agent (collectively the "Power of Attorney"); (b) the purpose of the Power of Attorney is to give each Authorized Person broad powers to take any action which any Authorized Person may deem necessary or advisable to accomplish the purposes hereof and otherwise act in the name of each Company; (c) the Power of Attorney is coupled with an interest and, as such, any Authorized Person, in exercising any of its rights under the Power of Attorney is not a fiduciary of any Company; (d) any Authorized Person may exercise any of its rights under the Power of Attorney for the sole benefit of such Authorized Person, without regard to the interests of any Company; (e) the Power of Attorney shall in no way be construed as to benefit any Company; (f) no Authorized Person shall have any duty to exercise any powers granted by the Power of Attorney for the benefit of any Company or in any Company’s best interest; (g) no Authorized Person shall have any duty of loyalty to any Company; (g) each Authorized Person shall, to the extent exercisable, exercise any and all powers granted by the Power of Attorney solely for the benefit of such Authorized Person; (h) any rights any Company may have under 20 Pa.C.S. §§ 5601 - 5612, as amended (the "POA Act") are hereby forever waived and relinquished; (i) without limiting the generality of the foregoing, (A) the Power of Attorney shall not be construed in accordance with the provisions of the POA Act, and (B) no Authorized Person shall have any of the duties described in 20 Pa.C.S. § 5601.3(b); (j) the Power of Attorney is irrevocable; and (k) each Company has read and understands the Power of Attorney.

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IN WITNESS WHEREOF, and intending to be legally bound, each of the undersigned has executed this Agreement on the day and year first above written, with the intention that it constitute a document under seal.

COMPANIES:
Black Box Corporation, a Delaware corporation
ACS Communications, Inc., a Texas corporation
ACS Dataline, LP, a Texas limited partnership
ACS Investors, LLC, a Delaware limited liability company
BB Technologies, Inc., a Delaware corporation
BBox Holding Company, a Delaware corporation
Black Box Corporation of Pennsylvania, a Delaware corporation
Black Box Network Services, Inc. – Government Solutions, a Tennessee corporation
Black Box Services Company, a Delaware corporation
Delaney Telecom, Inc., a Pennsylvania corporation
InnerWireless, Inc., a Delaware corporation
Midwest Communications Technologies, Inc., an Ohio corporation
Mutual Telecom Services Inc., a Delaware corporation
NextiraOne, LLC, a Delaware limited liability company
NextiraOne Federal, LLC, a Delaware limited liability company
Norstan, Inc., a Minnesota corporation
Norstan Communications, Inc., a Minnesota corporation
Nu-Vision Technologies, LLC, a New York limited liability company
Scottel Voice & Data, Inc., a California corporation
Teldata Corporation, a Tennessee corporation
Vibes Technologies, Inc., a Minnesota corporation

By:	(SEAL)
Timothy C. Huffmyer, in his capacity as one or more of the following: President, Vice President, CFO, Treasurer and/or Secretary

[Signature Page to Intercompany Subordination Agreement]

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA    )
            )    SS:
COUNTY OF ALLEGHENY            )
On this, the ___ day of May, 2016, before me, a Notary Public, personally appeared Timothy C. Huffmyer, who acknowledged himself to be an Authorized Officer of Black Box Corporation, a Delaware corporation, ACS Communications, Inc., a Texas corporation, ACS Dataline, LP, a Texas limited partnership, ACS Investors, LLC, a Delaware limited liability company, BB Technologies, Inc., a Delaware corporation, BBox Holding Company, a Delaware corporation, Black Box Corporation of Pennsylvania, a Delaware corporation, Black Box Network Services, Inc. – Government Solutions, a Tennessee corporation, Black Box Services Company, a Delaware corporation, Delaney Telecom, Inc., a Pennsylvania corporation, InnerWireless, Inc., a Delaware corporation, Midwest Communications Technologies, Inc., an Ohio corporation, Mutual Telecom Services Inc., a Delaware corporation, NextiraOne, LLC, a Delaware limited liability company, NextiraOne Federal, LLC, a Delaware limited liability company, Norstan, Inc., a Minnesota corporation, Norstan Communications, Inc., a Minnesota corporation, Nu-Vision Technologies, LLC, a New York limited liability company, Scottel Voice & Data, Inc., a California corporation, Teldata Corporation, a Tennessee corporation and Vibes Technologies, Inc., a Minnesota corporation (collectively, the "Loan Parties"), and that he, as such Authorized Officer of the Loan Parties, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Loan Parties.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
ACS Dataline of the Northwest, Inc., an Oregon corporation
ADS Telecom, Inc., a Florida corporation
B & C Telephone, Inc., a Washington corporation
BBOX Holdings Mexico LLC, a Delaware limited liability company
BBOX Holdings Puebla LLC, a Delaware limited liability company
BCS II, LLC, a Delaware limited liability company
Black Box Ventures Holding Company, a Delaware corporation
CBS Technologies Corp., a New York corporation
LOGOS Communications Systems, Inc., an Ohio corporation
Network Communications Technologies, Inc., a North Carolina corporation
NextiraOne California L.P., a California limited partnership, by Norstan Communications, Inc., a Minnesota corporation, its general partner
NextiraOne New York, LLC, a Delaware limited liability company
NXO Installation, LLC, a Delaware limited liability company
PS Tech Video, LLC, a California limited liability company
PS Technologies, LLC, a Maryland limited liability company
Quanta Systems, LLC, a Delaware limited liability company
UCI Communications LLC, a South Carolina corporation

By:	(SEAL)
Timothy C. Huffmyer, in his capacity as one or more of the following: President, Vice President, CFO, Treasurer and/or Secretary

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
Black Box Canada Corporation, a Canadian corporation Norstan Canada, Ltd./Norstan Canada, Ltée, a Canadian corporation Black Box P.R. Corp., a Puerto Rico corporation
By:	(SEAL)
Timothy C. Huffmyer Authorized Officer

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):

Black Box Network Services Australia Pty Ltd, an Australian proprietary company limited by shares
Black Box Network Services India Private Limited, an Indian private limited company
Black Box Network Services Co., Ltd., a Japanese stock company
Black Box Network Services SDN. BHD., a Malaysian private limited company
Black Box de Mexico, S. de R.L. de C.V., a Mexican limited liability company
Black Box Network Services Puebla, S.A. de C.V., a Mexican limited liability stock corporation
Black Box Network Services New ZealandLimited, a New Zealand limited liability company
Black Box Network Services Singapore Pte Ltd, a Singapore private company limited by shares
Black Box Network Services AB, a Swedish private limited liability company
Black Box Network Services Corporation, a Taiwanese company limited by shares
Black Box A/S, a Danish limited company
Black Box Comunicaciones, S.A., a Spanish limited liability company
Black Box Network Services AG, a Swiss limited company

By:	(SEAL)
Joshua B. Whitney Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):

Black Box Network Services (UK) Limited, an English private limited company
Black Box Network Services (Dublin) Limited, an Irish private company limited by shares
Black Box Software Development Services Limited, an Irish private company limited by shares

By:	(SEAL)
Joshua B. Whitney Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
Black Box GmbH, an Austrian company with limited liability Black Box Deutschland GmbH, a German company with limited liability Black Box Netzwerk Service GmbH, a German company with limited liability
By:	(SEAL)
Peter Obermeier Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
Black Box do Brasil Industria e Comercio Ltda., a Brazilian limited liability company
By:	(SEAL)
Wilson D. Batistela Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
Black Box Chile S.A., a Chilean corporation
By:		(SEAL)
Timothy C. Huffmyer Authorized Signatory

By:		(SEAL)
Jorge Navarrete Castillo Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):

Black Box Finland OY, a Finnish private limited company
Black Box Network Services Korea Limited, a Korean stock company
Black Box Datacom B.V., a Dutch private limited liability company
Black Box International Holdings B.V., a Dutch private limited liability company
Black Box Network Services S.r.l., an Italian limited liability company

By:	(SEAL)
Leenamaija Katariina Wallin Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
Black Box France, a French corporation
By:	(SEAL)
Didier Braham Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
Black Box Norge AS, a Norwegian private company limited by shares
By:	(SEAL)
Ingrid Jakobsen Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

COMPANIES (continued):
Black Box Network Services NV, a Belgian limited liability company
By:		(SEAL)
Timothy C. Huffmyer Authorized Signatory

By:		(SEAL)
Leenamaija Katariina Wallin Authorized Signatory

[Signature Page to Intercompany Subordination Agreement]

EXHIBIT A
JOINDER AND ASSUMPTION AGREEMENT
This Joinder and Assumption Agreement ("Joinder") is made this ____ day of __________, 201_, by __________________________, a [limited liability company/limited partnership/general partnership/corporation] organized under the Laws of ____________ (the "New Company").
Background
Reference is made to that certain Intercompany Subordination Agreement, dated as of May [___], 2016 (as may be amended, modified, supplemented or restated from time to time, the "Agreement"), made by Black Box Corporation, a Delaware corporation (the "Borrower") and certain subsidiaries of the Borrower for the benefit of PNC Bank, National Association, in its capacity as administrative agent for the Lenders (as such term is defined in the Agreement).
Agreement
Capitalized terms defined in the Credit Agreement (as such term is defined in the Agreement) are used herein as defined therein. In consideration of the New Company becoming a Subsidiary of the Borrower and in consideration of the value of the synergistic benefits received by New Company as a result of becoming affiliated with the Borrower, the New Company hereby agrees that: (i) effective as of the date hereof, it hereby is, and shall be deemed to be, and assumes the obligations of, a "Company" jointly and severally with the existing Companies under the Agreement and agrees that from the date hereof and so long as any Loan or any Commitment of any Lender shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of the Loan Parties under the Loan Documents and termination or expiration of all Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges and any Other Lender Provided Financial Service Product, the New Company shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement which are stated to apply to or are made by a Company. Without limiting the generality of the foregoing, the New Company hereby represents and warrants that it has heretofore received a true and correct copy of the Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.
The New Company hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Agreement.
The New Company expressly ratifies and confirms the waiver of jury trial provisions contained in the Agreement.
In furtherance of the foregoing, the New Company shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be necessary or proper in the opinion of the

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Administrative Agent to carry out more effectively the provisions and purposes of this Joinder and the Agreement.
Delivery of an executed counterpart of a signature page of this Joinder by telecopy or e‑mail shall be effective as delivery of a manually executed counterpart of this Joinder.
[INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, and intending to be legally bound, the New Company has duly executed this Joinder and delivered the same to the Administrative Agent for the benefit of the Lenders, on the date and year first above written, with the intention that it constitute a document under seal.

NEW COMPANY:

By:	(SEAL)
Name:
Title:
Acknowledged and accepted:
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	(SEAL)
Name:
Title:

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ACKNOWLEDGMENT

STATE/COMMONWEALTH OF __________    )
        )    SS:
COUNTY OF __________        )
On this, the ___ day of ______, 20___, before me, a Notary Public, personally appeared _______________ who acknowledged himself/herself to be the ____________ of ___________, a _________ ______________ (the "Company"), and that he/she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Company.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

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